Exhibit 99.2

Insurance Letters of Credit – Master Agreement

Form 3/CIFS
To:	Citibank Ireland Financial Services plc
Insurance Letter of Credit Department
2nd Floor
1 North Wall Quay
Dublin 1
Republic of Ireland

Dear Sirs,
Insurance Letters of Credit – Master Agreement
Insurance/Reinsurance Companies or Brokers

The purpose of this letter is to record our agreement (the “Agreement”) to the following method of establishing letters of credit or similar or equivalent instruments acceptable to you (each a “Credit” and collectively the “Credits”) on our behalf in favour of beneficiaries located in the United States of America or elsewhere (the “Beneficiary” or “Beneficiaries” as the context may require). In connection with this Agreement, we have also separately agreed with you the contractual or security arrangements that will apply in respect of our obligations under or pursuant to this Agreement.

1.      It is agreed between us in relation to each Credit that:-

(a)	you will, upon receipt of an application form for the establishment of a Credit in such form as reasonably acceptable to you for this purpose and which may, without limitation, be received by you via any electronic system(s) or transmission arrangement(s) acceptable to you (referred to in this Agreement in relation to any Credit as an “application form”) completed by us or on our behalf in accordance with the terms of our banking mandate(s) or other authorities lodged with you or arrangement(s) made with you from time to time and indicating therein the name of the Beneficiary and the amount and term of the Credit required, establish on our behalf an irrevocable clean sight Credit (or such other form of Credit as may be required by the application form relating thereto) available, in whole or in part, by the Beneficiary’s sight draft on Citibank Ireland Financial Services plc or otherwise as may be required by the terms of the Credit, for a term of up to 15 months (subject to the extension right set forth in Clause 4 below); provided, however, that:

(i)	unless otherwise agreed between you and us, the opening of any Credit hereunder shall, in every instance, be at your option and nothing herein shall be construed as obliging you to open any Credit;

(ii)	prior to the establishment of any Credit or in order to maintain a Credit we undertake as follows:

(a)	forthwith at your request to deposit, or maintain a deposit, at a bank approved by you or with Citibank, N.A. at their branch at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB or, if notified by you, at such other branch as you may designate or at another bank approved by you, in an account or accounts in our name either cash or securities or a combination of cash and securities of such amount and combination as required under the Pledge Agreement, dated as of August 2, 2005, between us and you or under any other form of contractual or security arrangement required by you (a “Deposit”); and

(b)	should a Deposit have been requested, to execute the Bank’s standard form charge documentation to the extent required to perfect the Bank’s interest in such Deposit in relation to any accounts opened pursuant to (ii) (a) above; and

(iii)	without prejudice to the generality of (i) above, the opening of any Credit hereunder shall be dependent upon you being satisfied, in your reasonable discretion, that a Deposit has been carried out and that the documentation required to be executed under (ii)(b) above has been validly executed;

(b)	we undertake to reimburse you, on demand, the amount of any and all drawings under each Credit;

(c)	we undertake to indemnify you, on demand, for and against all actions, proceedings, losses, damages, charges, costs, expenses, claims and demands which you may incur, pay or sustain by reason of or arising in any way whatsoever (apart from your own or your affiliates’, directors’, employees’, agents’ or advisers’ gross negligence, bad faith or wilful misconduct) in connection with each Credit and/or this Agreement;

(d)	we undertake to pay to you, on demand, such reasonable fees and/or commissions of such amount(s) and/or at such rate(s) as shall have been agreed between you and us in connection with each Credit;

(e)	we hereby irrevocably authorise you to make any payments and comply with any demands which may be claimed from or made upon you in connection with each Credit without any reference to or further authority from us and we hereby agree that it shall not be incumbent upon you to enquire or to take notice whether or not any such payments or demands claimed from or made upon you in connection with each Credit are properly made or to enquire or to take notice whether or not any dispute exists between ourselves and the Beneficiary thereof and we further agree that any payment which you shall make in accordance with the terms and conditions of each Credit shall be binding upon us and shall be accepted by us as conclusive evidence that you were liable to make such payment or comply with such demand; and

(f)	we represent and warrant to you and undertake that:

(i)	we have and will at all times have the necessary power to enable us to enter into and perform the obligations expressed to be assumed by us under this Agreement;

(ii)	this Agreement constitutes our legal, valid, binding and enforceable obligation effective in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity; and

(iii)	all necessary authorisations to enable or entitle us to enter into this Agreement have been obtained and are in full force and effect and will remain in such force and effect at all times during the subsistence of this Agreement;

(g) we represent and warrant to you that:

(i)	we are not unable to pay our debts as they fall due;

(ii)	we have not been deemed or declared to be unable to pay our debts under applicable law;

(iii)	we have not suspended making payments on any of our material debts;

(iv)	we have not by reason of actual or anticipated financial difficulties commenced negotiations with any of our creditors with a view to rescheduling any of our material indebtedness;

(v)	the value of our assets is not less than our liabilities (taking into account contingent and prospective liabilities);

(vi)	no moratorium has been declared in respect of any of our material indebtedness;

(vii)	no analogous or similar event or concept to those set out in Clauses 1(g)(i) to 1(g)(vi) above has occurred or is the case under the laws of any jurisdiction; and
(viii)	any Credit required by us will contain wording in compliance with the regulations and requirements laid out by National Association of Insurance Commissioners (“NAIC”) or the equivalent replacement governing body from time to time existing.

(h)	you represent and warrant to us that any Credit will be issued by you or the bank or institution issuing the Credit (the “Issuing Bank”) in compliance with the model regulations and requirements set by the NAIC, should such Credit require to be in such compliance.

2.	[Intentionally Omitted.]

3.	[Intentionally Omitted.]

4.	Any Credit established hereunder may, if requested by us on the application form relating thereto and subject to your reasonable consent, bear a clause to the effect that it will automatically be extended for successive periods of one year (or such other period as may be stated in the relevant application form) unless the Beneficiary has received from the Issuing Bank by registered mail (or other appropriate receipted delivery) notification of intention not to renew such Credit at least 30 days (or such other period as may be stated in the relevant application form) (the “Notice Period”) prior to the end of the original term or, as the case may be, of a period of extension. The Issuing Bank shall be under no obligation to us to send the Beneficiary such notification (and without such notification to the Beneficiary the Credit will be automatically extended as provided above) unless you shall have received by registered mail or other means acceptable to you notification from us of our election not to renew such Credit at least 10 days prior to the commencement of the Notice Period relating to the original term or, as the case may be, a period of extension. We understand that receipt by you of any such notice may result in the whole of such Credit being cancelled and, save as is provided above, you reserve the right, at your sole option and discretion, to give or procure the giving at any time to the Beneficiary of notification of intention not to renew any Credit and that if you exercise such said right you will give us notice in writing thereof as soon as is reasonably possible.

5.	You may, at your sole option, arrange for the issuance of any Credit as being subject to either (i) the Uniform Customs and Practice for Documentary Credits (1993 Revision) ICC Publication No. 500 or (ii) the International Chamber of Commerce Publication No. 590 – the International Standby Practices 1998, (or any subsequent version of either); provided however that you shall agree such modifications thereof as may be required by any regulatory or other authority having jurisdiction as to the acceptability of the Credit in question.

6.	[Intentionally Omitted.]

7.	[Intentionally Omitted.]

8.	If, at our request, a Credit expressly chooses a state or country law other than New York, U.S.A. or English law, or is silent with respect to the International Chamber of Commerce Publication No. 500 – Uniform Customs and Practice for Documentary Credits (the “UCP”), the International Chamber of Commerce Publication No. 590 – International Standby Practices 1998 (the “ISP”) or a governing law, Citibank Ireland Financial Services plc shall not be liable for any payment, cost, expense or loss resulting from any action or inaction taken by Citibank Ireland Financial Services plc if such action or inaction is justified under UCP, ISP, New York law or English law or the law governing the Credit.

9.	We understand that Citibank Ireland Financial Services plc may carry out any of its obligations under this Agreement through any offices or branches of Citibank Ireland Financial Services plc wheresoever situated and may wish to exercise any of its rights under this Agreement through offices or branches of Citibank Ireland Financial Services plc wheresoever situated.

10.	Subject to NAIC (or other applicable regulatory body) requirements, we further understand that Citibank Ireland Financial Services plc also reserves the right to issue any Credit through any third party correspondent of its choice that is reasonably acceptable to us and/or to have any Credit confirmed by Citibank, N.A. and, in such circumstances, Citibank Ireland Financial Services plc will be required to guarantee reimbursement to such correspondent (and/or to Citibank, N.A., as the case may be) of any payments which such correspondent (and/or Citibank, N.A., as the case may be) may make under the Credit in question and such guarantee (howsoever described) shall also be treated mutatis mutandis as a Credit for the purpose of this Agreement.

11.	The provisions of the foregoing paragraphs shall be equally applicable to any increase, extension, renewal, partial renewal, modification or amendment of or substitute instrument for any Credit to which they apply. If for any reason any amount paid under any Credit is repaid, in whole or in part, by the Beneficiary thereof, you shall treat (or procure the treatment of) such repayment as a reinstatement of an amount (equal to such repayment) under such Credit. The value date applied by you to any such reinstatement shall not be earlier than the date of such repayment and you shall not be liable for any loss of any nature which we may suffer or incur and which may arise from any inadvertent or erroneous drawing unless you or your affiliates, directors, employees or agents acted in bad faith or with gross negligence or wilful misconduct.

12.	Any notice or demand to be served on us by you hereunder must be served on us either by overnight courier at our address stated on the signature page of this Agreement (or such other address as we may notify you of from time to time) or by facsimile to such numbers as we may notify you of from time to time.

Unless otherwise stated, any notice or demand to be served on you by us hereunder must be served on you either by overnight courier at your address stated at the beginning of this Agreement (or such other address as you may notify us of from time to time) or by facsimile to such number as you may notify us of from time to time.

Any notice or demand:

(a)	sent by overnight courier to any address maintained in the Republic of Ireland or the United Kingdom (if any) shall be deemed to have been served on us at 10am (London time) on the first Business Day after the date of posting (in the case of an address in the Republic of Ireland) and on the second Business Day after posting (in the case of an address in the United Kingdom) or, in the case of an address maintained outside the Republic of Ireland or the United Kingdom (or a notice or demand to you), shall be deemed to have been served on the relevant party at 10am (London time) on the third Business Day after and exclusive of the date of dispatch; or

(b)	sent by telex or facsimile shall be deemed to have been served on the relevant party when dispatched.

In proving such service by overnight courier it shall be sufficient to show that the letter containing the notice or demand was properly addressed and posted and such proof of service shall be effective notwithstanding that the letter was in fact not delivered or was returned undelivered.

In this Clause “Business Day” shall be construed as a reference to a day (other than a Saturday or a Sunday) on which banks are generally open (x) in London, with regard to notices sent to you and (y) in New York, with regard to notices sent to us.

13.	With our prior written consent (which shall not be unreasonably withheld), you shall have a full and unfettered right to (a) assign the whole or any part of the rights under or the benefit of this Agreement or (b) (subject to Clause 14 below) novate your rights and obligations under this Agreement, provided that our consent shall not be required for assignments to any holding company, subsidiary or affiliate of Citigroup Inc. The words “you” and “your” wherever used herein shall be deemed to include your permitted assignees and novatees and other successors, whether immediate or derivative, who shall be entitled to enforce and proceed upon this Agreement in the same manner as if named herein. You shall be entitled to impart any information concerning us to any such permitted assignee, novatee or other successor or any participant or proposed assignee, novatee, successor or participant, provided that such party shall be under similar confidentiality obligations as agreed between you and us.

14.

14.1	The person who is for the time being liable to perform your obligations under this Agreement (a “Transferring Bank”) shall be entitled to novate at any time, upon service of a notice in the form attached as Schedule One to this Agreement (a “Novation Notice”) on us, any or all of its rights and obligations under, and the benefit of, this Agreement to any Permitted Transferee. With effect from the date on which a Novation Notice is executed by the Transferring Bank and the Permitted Transferee and served on us (the “Novation Date”), the provisions of Clause 14.2 shall have effect (but not otherwise).

For the purposes of this Clause 14 “Permitted Transferee” shall mean any holding company, subsidiary or affiliate of Citigroup Inc.

14.2	With effect from (and subject to the occurrence of) the Novation Date:

(a)	the Permitted Transferee shall be bound by the terms of this Agreement (as novated) in every way as if the Permitted Transferee were and had been a party hereto in place of the Transferring Bank and the Permitted Transferee shall undertake and perform and discharge all your obligations and liabilities under this Agreement (as novated) whether the same fell or fall to be performed or arose or arise on, before or after the Novation Date;

(b)	we shall release and discharge the Transferring Bank from further performance of its obligations arising in favour of us on and after the Novation Date under this Agreement and all claims and demands whatsoever in respect thereof against the Transferring Bank, except for claims arising from gross negligence, bad faith, or wilful misconduct of the Transferring Bank, and we shall accept the liability of the Permitted Transferee in respect of such obligations in place of the liability of the Transferring Bank;

(c)	the Transferring Bank shall release and discharge us from further performance of our obligations arising in favour of the Transferring Bank on and after the Novation Date under this Agreement and all claims and demands whatsoever in respect thereof by the Transferring Bank;

(d)	we shall be bound by the terms of this Agreement (as novated) in every way, and we shall undertake and perform and discharge in favour of the Permitted Transferee each of our obligations whether the same fell or fall to be performed or arose or arise on, before or after the Novation Date and expressed to be owed to you.
14.3	Without prejudice to the automatic novation of the Transferring Bank’s rights and obligations pursuant to Clause 14.2 we undertake to sign and return promptly each acknowledgement of the Novation Notice from time to time delivered to us promptly following receipt of the same from the Transferring Bank.

15.
15.1	We hereby irrevocably authorise you to debit and credit, on our behalf, any account or accounts which are held in our name with Citibank, N.A.

15.2	We hereby agree that Citibank N.A. shall be entitled to rely on and action any credit or debit made by you in accordance with Clause 15.1.

16.	This Agreement shall be governed by English law and for your benefit we hereby irrevocably submit to the jurisdiction of the English Courts in respect of any dispute which may arise from or in connection with this Agreement. The terms of this Agreement may not be waived, modified or amended unless such waiver, modification or amendment is in writing and signed by you and us nor may we assign any of our rights here under without your prior written consent (which consent shall not be unreasonably withheld).

17.

17.1	Subject to this Clause and to Clause 15.2 a person who is not a party to this Agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce any terms of this Agreement.

17.2	Citibank, N.A. may enforce the terms of Clause 15.2 subject to and in accordance with this Clause and Clause 16 and the provisions of the Third Parties Act.

17.3	The parties to this Agreement do not require the consent of Citibank, N.A. to rescind or vary this Agreement at any time.

17.4	If Citibank, N.A. brings proceedings to enforce the terms of Clause 15.2 we shall only have available to us by way of defence, set-off or counterclaim a matter that would have been available by way of defence, set-off or counterclaim if Citibank, N.A. had been party to this Agreement.

17.5	Citibank, N.A. may not take proceedings to enforce Clause 15.2 unless and until it gives notice in writing to us in any manner as is permitted by Clause 12, agreeing irrevocably to the provisions of Clause 16.

Yours faithfully, For and on behalf of PXRE Reinsurance Ltd. /s/ Robert P. Myron (Signature(s)) Dated August 2, 2005

Address:	110 Pitts Bay Road Pembroke HM 08 Bermuda

Accepted for and on behalf of CITIBANK IRELAND FINANCIAL SERVICES PLC

By: /s/ P. Arch

Dated: August 2, 2005

SCHEDULE ONE

Form of Novation Notice for Clause 14

To:	[ ]
Date:

Dear Sirs

Insurance Letters of Credit – Master Agreement (Form 3/CIFS) dated [     ] and made between Citibank Ireland Financial Services plc and PXRE Reinsurance Ltd. (the “Agreement”)

We refer to Clause 14 of the Agreement. We hereby notify you that we wish to exercise our option to novate under Clause 14 thereof so that with effect from today’s date the rights, liabilities and obligations of [name of Transferring Bank] shall be novated to [name of Permitted Transferee] in the manner set out in Clause 14 thereof.

The relevant address for the purposes of Clause 4(a) and Clause 12 is as follows:

[insert new address]

Yours faithfully

_______________________________
for and on behalf of
[TRANSFERRING BANK]

_______________________________
for and on behalf of
[PERMITTED TRANSFEREE]

[NAME OF COUNTERPARTY]:

(1)	acknowledges receipt of the Novation Notice; and

(2)	agrees that with effect from the date of the Novation Notice the rights, liabilities and obligations of [ ] are novated to [ ] in the manner set out in Clause 14 of the Agreement.

_______________________________
for and on behalf of
[NAME OF COUNTERPARTY]